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                                                                    EXHIBIT 10.5

                              EMPLOYMENT AGREEMENT

     EMPLOYMENT AGREEMENT, dated as of February 9, 1990, between ONCOGENE SCIENCE, INC., a Delaware corporation having a place of business at 350 Community Drive, Manhasset, New York 11030 (the "Company"), and Gary E. Frashier, who resides at 10812 Whiterim Drive, Potomac, Maryland 20854 ("Executive").

                             W I T N E S S E T H :

     WHEREAS, the Company desires to engage Executive to perform services for the Company and any subsidiary or affiliate of the Company, and Executive desires to perform such services, on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the Company and Executive, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, hereby agree as follows:

1. TERM

     The Company hereby employs Executive, and Executive hereby accepts such employment, upon the terms and conditions hereinafter set forth. Executive shall perform the duties required of him hereunder during the period commencing on March 1, 1990 and ending on February 28, 1993; provided, however, that on February 28, 1993, and on each February 28 thereafter, such period shall be automatically extended by one additional year unless at least 60 days prior to any such February 28 either party shall deliver to the other written notice that such period will not be extended, in which case this Agreement will terminate upon the expiration of this then existing term of this Agreement, including any previous extension. The period during which Executive shall perform the services required of him hereunder (as same may be extended as provided in this Section 1 or reduced as hereinafter provided) is hereinafter referred to as the "Employment Period."

2.  DUTIES

     (a) Executive shall serve, at the pleasure of the Board of Directors of the Company, as President and Chief Executive Officer of the Company. In his capacities as President and Chief Executive Officer, Executive shall perform for the Company, and any subsidiary or affiliate of the Company, such duties generally associated with such positions as well as such other duties consistent with such positions as may be prescribed from time to time by the Board of Directors.

     (b) Subject to the exercise by the Board of Directors of its fiduciary duties, during the Employment Period, Executive shall be nominated by the Board of Directors for election as a director of the Company and, if elected by the stockholders of the Company, agrees to serve as such and shall not receive any additional compensation for serving in such capacity.

     (c) Executive agrees to devote his full time, labor, energies and attention to the performance of his duties hereunder, subject to the provisions of Paragraph 10(a) hereof. (d) Executive agrees not to become involved in any personal investment or business matters which may detract from the performance of his duties or otherwise adversely affect the Company or any subsidiary or affiliate of the Company.

3.  PLACE OF PERFORMANCE

     In connection with his employment by the Company, Executive shall be based at the principal executive offices of the Company, but shall be available to travel at such times and to such places as may be reasonably necessary in connection with the performance of his duties hereunder.

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4.  COMPENSATION

     (a) Base Salary. During the Employment Period, Executive shall receive a minimum base salary at the annual rate of $185,000, plus such other amounts, if any, as the Board of Directors of the Company, in its sole discretion, may from time to time determine. Executive's base salary shall be reviewed annually; provided, however, that in no event shall Executive's base salary be reduced below an annual rate of $185,000. Executive's salary shall be payable in bi-weekly installments or at such other frequency as the Company may from time to time determine.

     (b) Incentive Bonus Opportunity. In addition to his base salary, Executive may receive incentive bonus compensation in respect of the Company's fiscal year ending September 30, 1990 and each subsequent fiscal year ending during the Employment Period, in an amount up to 50% of Executive's base salary on the first day of the applicable fiscal year (the "Annual Award"). The amount, if any, of each such Annual Award shall be determined by the Board of Directors of the Company in its sole discretion; provided, however, that the Annual Award in respect of the fiscal year ending September 30, 1990 shall not be less than 12.5% of the salary payments made to Executive pursuant to Section 4(a) during such fiscal year. Executive shall not receive any Annual Award unless he is employed by the Company at the end of the fiscal year to which such Annual Award relates. Any Annual Award will be paid to Executive within 90 days following the end of the fiscal year to which such Annual Award relates.

5.  STOCK OPTIONS

     (a) Subject to the execution and delivery of this Agreement by the Company and Executive, the Company's Board of Directors has granted to Executive options to purchase 132,810 shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), under the Company's 1985 Stock Option Plan (the "1985 Plan"), at an exercise price of $1.75 per share. Such options have been designated "Supplemental Stock Options" as defined in the 1985 Plan, and shall be exercisable (i) immediately upon the commencement of the Employment Period as to 100,000 shares and (ii) on the first anniversary of the date of commencement of the Employment Period as to 32,810 shares, in each case provided Executive is still employed by the Company on such date (subject, however, to the provisions of Paragraph 8(c) hereof). The option agreement evidencing such options shall contain such other terms and conditions consistent with the 1985 Plan as the Board of Directors of the Company or the officer signing the same shall approve.

     (b) Subject to the execution and delivery of this Agreement by the Company and Executive, the Company's Board of Directors has granted to Executive (subject to the approval of stockholders of the Company referred to below) options to purchase 317,190 shares of Common Stock under the Company's 1989 Incentive and Non-Qualified Stock Option Plan (the "1989 Plan") at an exercise price equal to $1.75 per share. Such options have been designated "nonqualified stock options" as defined by the Internal Revenue Code of 1986, as amended (the "Code"), and, subject to approval of the 1989 Plan by stockholders of the Company, shall be exercisable (i) as to 67,190 shares on the first anniversary of the date of commencement of the Employment Period, (ii) as to 100,000 shares on the second anniversary of the date of commencement of the Employment Period, and (iii) as to 150,000 shares on the third anniversary of the date of commencement of the Employment Period, in each case provided Executive is still employed by the Company on such date (subject, however, to the provisions of Paragraph 8(c) hereof). The option agreement evidencing such options shall contain such other terms and conditions consistent with the 1989 Plan as the Board of Directors of the Company or the officer signing the same shall approve.

     (c) The grant of the options referred to in Paragraph 5(b) above, shall be subject to approval of the 1989 Plan by stockholders of the Company at the next annual meeting of stockholders. The Company shall submit the 1989 Plan to stockholders at said meeting, and the Board of Directors of the Company, subject to the exercise of its fiduciary duties, shall recommend that stockholders approve the 1989 Plan.

     (d) Executive shall be eligible to receive such additional options as the Board of Directors of the Company shall determine in its sole discretion.

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6.  EXPENSES

     (a) Temporary Living Expenses. Until the earlier of (i) the date on which Executive moves from his present residence in Potomac, Maryland, or (ii) seven months from the date hereof, the Company shall reimburse Executive for reasonable temporary living expenses actually incurred by Executive, up to a maximum of $1,800 per month and a maximum aggregate amount of $10,800, provided that Executive properly accounts for such expenses in accordance with Company policy. Executive shall be responsible for all applicable federal, state and local taxes resulting from such reimbursement.

     (b) Relocation Expenses. If within 18 months from the date hereof, Executive moves from his present residence in Bethesda, Maryland, to a new residence located in New York State within a 20 mile radius (or such further distance as may be approved by the Board of Directors of the Company) of the Company's principal executive offices in Manhasset, Long Island, New York, the Company shall reimburse Executive for all reasonable and necessary expenses incurred by Executive in connection with such relocation, up to a maximum of $50,000. Executive shall be responsible for all applicable federal, state and local taxes resulting from such reimbursement.

     (c) Other Expenses. During the Employment Period, Executive shall be entitled to reimbursement for all reasonable out-of-pocket expenses necessarily incurred in performing services hereunder within the limits of authority which may be established from time to time by the Board of Directors, provided that Executive properly accounts for such expenses in accordance with Company policy.

7.  EMPLOYEE BENEFITS

     (a) Use of Automobile. The Company shall provide Executive with the use of an automobile during the Employment Period and shall reimburse Executive for his reasonable and necessary expenses in connection with the use of such vehicle in furtherance of the business of the Company, provided that Executive properly accounts for such expenses in accordance with Company policy.

     (b) Vacation. Executive shall be entitled to four weeks paid vacation per calendar year which may be taken at such time or times as Executive may elect, subject to the needs of the Company's business. Executive shall also be entitled to all paid holidays given by the Company to its senior executive officers.

     (c) Savings Plan. To the extent permitted by the Company's Savings and Investment Plan, as amended (the "Savings Plan"), Executive may roll-over into the Savings Plan amounts held for his account pursuant to any plan established pursuant to Section 401(k) of the Code.

     (d) Other Benefits. Executive shall be entitled to participate in such term life insurance, basic medical, major medical, dental and other employee benefit plans established by the Company from time to time and generally made available to employees at levels similar to Executive's for which he meets the eligibility requirements.

8.  TERMINATION

     (a) The Company may terminate this Agreement at any time after the first anniversary of the date of commencement of the Employment Period, and for any reason whatsoever (or for no reason), by giving not less than 30 days' prior written notice to Executive. Subject to the provisions of Paragraphs 8(e) and 8(f) hereof, in the event this Agreement is terminated by the Company other than for a reason set forth in Paragraph 8(b) hereof, (i) Executive shall be entitled to receive his base salary at the rate in effect on the date notice of termination is given through the effective date of such termination and any Annual Award granted through such date which has not yet been paid; and (ii) Executive shall continue to receive his base salary at the rate in effect on the date notice of termination is given (x) for the nine months immediately succeeding the effective date of such termination in the case of a termination which takes effect between the first and second anniversaries of the date of commencement of the Employment Period; and (y) for the six months immediately succeeding the effective date of such termination in the case of a termination which takes effect between the second and third anniversaries of the date of commencement of the Employment Period.

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     (b) Notwithstanding anything herein contained to the contrary, if after the date hereof and prior to the end of the Employment Period, (i) either (A) Executive shall be physically or mentally incapacitated or disabled or otherwise unable fully to discharge his duties hereunder ("Disabled") for a period of 90 consecutive days or for an aggregate of 90 days within any period of twelve consecutive months, (B) Executive shall be convicted of a felony or other crime involving moral turpitude, (C) Executive shall commit any act or omit to take any action in bad faith and to the detriment of the Company or any subsidiary or affiliate of the Company, or (D) Executive shall breach any material term of this Agreement and fail to correct such breach within 10 days after receiving notice of the same, then, and in each such case, the Company shall have the right to give notice of termination of Executive's services hereunder as of a date to be specified in such notice (which date may be the date such notice is given), and this Agreement shall terminate on the date so specified; or (ii) Executive shall die, then this Agreement shall terminate on the date of Executive's death. If this Agreement is terminated by the Company for any of the reasons set forth in this Paragraph 8(b), Executive or his estate, as the case may be, shall be entitled to receive his base salary at the rate in effect on the date notice of termination is given or the date of Executive's death, as the case may be, to the date on which termination shall take effect and any Annual Award granted through such date which has not been paid; provided, however, that if Executive is Disabled, the amount payable to Executive pursuant to this Paragraph 8(b) shall be reduced by an amount equal to the amounts, if any, to which he is entitled with respect to such period pursuant to any insurance or other plan established by the Company in which he is a participant.

     (c) In the event of a Change in Control of the Company (as hereinafter defined), and if, as a result of such Change in Control, Executive's title, job duties, base salary or employee benefits are not substantially similar to those enjoyed or performed by Executive prior to such Change in Control, then, Executive may terminate this Agreement at any time within 150 days after such Change in Control by giving at least 30 days' prior written notice to the Company. Subject to the provisions of Paragraphs 8(e) and 8(f) hereof, in the event this Agreement is terminated by Executive pursuant to this Paragraph 8(c),
(i) Executive shall be entitled to receive his base salary at the rate in effect on the date of the Change in Control through the effective date of termination and any Annual Award which he has earned through such date which has not yet been paid; (ii) the Company shall pay to Executive, in a lump sum payment, an amount equal to 2.99 times his base salary at the rate in effect on the date of the Change in Control; and (iii) all of the stock options which have been granted to Executive pursuant to Paragraph 5 hereof shall become immediately exercisable on the date which is one day prior to the effective date of such termination and, subject to the provisions of the plan pursuant to which they were granted and the option agreements evidencing such grant, shall remain exercisable for the term provided for therein notwithstanding such termination.

     (d) As used in this Agreement, "Change in Control" shall mean one or more of the following events:

          (i) the Company shall consolidate with or merge into any other corporation or any corporation shall consolidate with or merge into the Company (other than a consolidation or merger of the Company with any subsidiary or affiliate of the Company), in either event pursuant to a transaction in which the holders of 100% of the voting securities of the Company outstanding immediately prior to the effectiveness thereof do not vote or direct the power to vote at least a majority of the outstanding voting securities of the surviving entity upon effectiveness thereof;

          (ii) the Company shall convey, transfer or lease all or substantially all of its assets to any person or entity or group of persons or entities (other than to any subsidiary or affiliate of the Company); or

          (iii) any person or entity (other than the Company or any subsidiary, employee benefit plan or affiliate of the Company, Executive or any affiliate of Executive or any "group" (within the meaning referred to below) of which Executive or any affiliate of Executive is a member, or any person or entity who on the date hereof beneficially owns 5% or more of the Common Stock), including a "group" (within the meaning of section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) that includes such person or entity, shall purchase or otherwise acquire, directly or indirectly, beneficial ownership of securities of the Company and, as a result of such purchase or acquisition, such person or entity (together with its associates and affiliates) shall, directly or indirectly, beneficially own in

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     the aggregate (A) more than 50% of the Common Stock, or (B) securities representing more than 50% of the Company's voting securities, in each case, outstanding on the date immediately prior to the date of such purchase or acquisition (or, if there be more than one, the last such purchase or acquisition)

     (e) Notwithstanding anything contained in this Agreement to the contrary, the amount of any payment or benefit payable to Executive pursuant to Paragraph 8(a) or 8(c) hereof shall be reduced by the amount of compensation earned by, and benefits provided for, Executive as a result of or in connection with his becoming an officer, director, employee, consultant, advisor, lender, stockholder, owner or partner of any other business or organization after the effective date of his termination pursuant to Paragraph 8(a) or 8(c), as the case may be.

     (f) If any portion of any payment payable to Executive pursuant to this Agreement which, after taking into account all other agreements between the Company and Executive, is not deductible pursuant to Section 280G of the Code, the amount of such portion, reduced by the Tax Amount (as hereinafter defined), shall be paid to Executive. For purposes of this Agreement, the Tax Amount shall be the amount of such portion multiplied by a percentage equal to the sum of the highest federal and New York state marginal corporate income tax rates in effect at the time of such payment. The Company shall be entitled to withhold any taxes resulting from such payment in addition to any other withholding required by law. All determinations required by Section 280G of the Code will be made by the Company.

9.  CONFIDENTIALITY

     (a) Beginning on the date hereof, and at any time hereafter, Executive shall treat as confidential any proprietary, confidential or secret information relating to the business or interests of the Company or any subsidiary or affiliate of the Company, including, without limitation, the organizational structure, operations, business plans or technical projects of the Company or any subsidiary or affiliate of the Company, and any research datum or result, invention, trade secret, customer list, process or other work product developed by or for the Company or any subsidiary or affiliate of the Company, whether on the premises of the Company or elsewhere ("Confidential Information"). Beginning on the date hereof, and at any time hereafter, Executive shall not disclose, utilize or make accessible in any manner or in any form any Confidential Information other than in connection with performing the services required of him under this Agreement, without the prior written consent of the Company. Notwithstanding the foregoing, the provisions of this Paragraph 9(a) shall not apply to any proprietary, confidential or secret information or other research datum or result, invention, trade secret, customer list or work product which is, at the commencement of this Agreement or at some later date, publicly known under circumstances involving no breach of this Agreement or is lawfully and in good faith made available to Executive by a third party under no obligation of confidentiality with respect thereto.

     (b) Executive hereby agrees that any and all information, inventions and discoveries, whether or not patentable, that he conceives and/or creates during the Employment Period and any extensions thereof, and which are a direct or indirect result of work performed hereunder, shall be the sole and exclusive property of the Company. Executive hereby assigns to the Company any and all right, title and interest which he has or may acquire in the same. Executive further agrees that he will promptly execute any and all applications, assignments or other instruments which an officer of the Company or the Board of Directors of the Company shall deem necessary or useful in order to apply for and obtain Letters Patent in the United States and all foreign countries for said information, inventions and discoveries and in order to assign and convey to the Company the sole and exclusive right, title and interest in and to said information, inventions, discoveries, patent applications and patents thereon. The Company will bear the cost of preparation of all such patent applications and assignments, and the cost of prosecution of all such patent applications in the United States Patent Office and in the patent offices of foreign countries.

     (c) All documents, records, apparatus, equipment and other physical property furnished to Executive by the Company or produced by Executive or others in connection with his employment shall be and remain the sole property of the Company. Executive will return and deliver such property to the Company as and when requested by the Company.

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     (d) Executive agrees that the provisions of this Paragraph 9 shall survive the termination of his employment and of this Agreement.

10.  NON-COMPETITION

     (a) Executive agrees that, during the period he is employed by the Company or any subsidiary or affiliate of the Company, under this Agreement or otherwise, he will not engage in, or otherwise directly or indirectly be employed by, or act as a consultant, advisor or lender to, or be a director, officer, employee, stockholder, owner or partner of, any other business or organization, whether or not such business or organization now is or shall then be competing with the Company or any parent, subsidiary or affiliate of the Company; provided, however, that Executive shall not be prohibited either from managing his own personal investments on his own personal time or from serving on up to three outside boards of directors or advisory boards, so long as such activities do not (i) involve a business or organization which competes with the Company or any subsidiary or affiliate of the Company, (ii) interfere or conflict with the performance of his duties as an employee of the Company or any subsidiary or affiliate of the Company, (iii) otherwise result in a breach of any of the provisions of this Agreement; or (iv) in the case of serving as a director or advisory board member of other companies, such activities for all such companies do not require, in the aggregate, more than 15 days per year, including travel time.

     Executive further agrees that (y) if his employment with the Company is terminated by the Company pursuant to Paragraphs 8(a) or 8(b)(i) hereof, or (z) if he terminates this Agreement pursuant to Paragraph 8(c) hereof or resigns or otherwise fails or refuses to perform the services required of him under this Agreement other than as a result of a breach of this Agreement by the Company (which breach is not cured within 30 days after receiving notice thereof), then during the two-year period commencing on the date he ceases to be employed by any of the Company or any subsidiary or affiliate of the Company, under this Agreement or otherwise, Executive shall not directly or indirectly compete with or be engaged in the same business as the Company or any subsidiary or affiliate of the Company, or be employed by, or act as consultant, advisor or lender to, or be a director, officer, employee, stockholder, owner or partner of, any business or organization which, at the time of such cessation, directly or indirectly competes with or is engaged in the same business as Company or any subsidiary or affiliate of the Company; provided, however, that if Executive's employment with the Company is terminated pursuant to Paragraphs 8(a), 8(b)(i)(A) or 8(c) hereof, Executive's obligations pursuant to this sentence shall continue only so long as the Company pays Executive compensation at the same rate compensation was being paid to him pursuant to Paragraph 4 of this Agreement at the time of such termination (subject, in the case of termination pursuant to Paragraphs 8(a) or 8(c) hereof, to the provisions of Paragraphs 8(e) and 8(f) hereof.) Notwithstanding anything contained herein to the contrary, the provisions of this Paragraph 10(a) will not be deemed breached merely because Executive owns not more than 1% of the outstanding common stock of a corporation if, at the time of its acquisition by Executive, such stock is listed on a national securities exchange, is reported on NASDAQ, or is regularly traded in the over-the-counter market by a member of a national securities exchange.

     (b) Executive agrees that for a period of three years from the termination of this Agreement he will not, directly or indirectly, employ or solicit the employment or engagement by others of any employees of, or consultants hired by, the Company, or any subsidiary or affiliate of the Company, without the prior written consent of the Company.

     (c) The obligations of Executive pursuant to this Paragraph 10 shall survive the termination of this Agreement.

11.  EQUITABLE RELIEF

     Executive acknowledges that the restrictions contained in Paragraphs 9 and 10 of this Agreement are reasonable in view of the nature of the business in which the Company is engaged and the knowledge he will obtain concerning the Company's business (and the business of any subsidiary or affiliate of the Company), and that any breach of his obligations under Paragraphs 9 and 10 hereof will cause the Company irreparable harm for which the Company will have no adequate remedy at law. As a result, the Company shall be entitled

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to the issuance by a court of competent jurisdiction of an injunction, restraining order or other equitable relief in favor of itself restraining Executive from committing or continuing any such violation, and Executive consents to such an injunction, restraining order or other equitable relief. Any right to obtain an injunction, restraining order or other equitable relief hereunder will not be deemed a waiver of any right to assert any other remedy the Company may have under this Agreement or otherwise at law or in equity.

12.  REPRESENTATIONS AND WARRANTIES

     Executive represents and warrants to the Company that (i) Executive is under no contractual or other restriction or obligation which is inconsistent with the execution of this Agreement, the performance of his duties hereunder or the other rights of the Company and any subsidiary or affiliate of the Company hereunder, and (ii) Executive is under no physical or mental disability that would hinder the performance by him of his duties under this Agreement.

13.  ASSIGNMENT

     Under no circumstances shall Executive assign, pledge or otherwise dispose of any of his rights or obligations under this Agreement, and any such attempted assignment, pledge or disposition shall be void and shall, at the Company's option, relieve the Company of all its obligations under this Agreement. The Company may assign any of its rights or obligations under this Agreement to any parent, subsidiary, affiliate or successor.

14.  ENTIRE AGREEMENT

     This Agreement and the stock option agreements referred to in Paragraph 5 hereof represent the entire agreement between the Company and Executive with respect to the subject matter hereof and there have been no oral or other agreements of any kind whatsoever as a condition precedent or inducement to the signing of this Agreement or otherwise concerning this Agreement or the subject matter hereof.

15.  WAIVERS

     Any waiver of any breach of any terms or conditions of this Agreement shall not operate as a waiver of any other breach of such terms or conditions or any other term or condition, nor shall any failure to enforce any provision hereof on any one occasion operate as a waiver of such provision or of any other provision hereof or a waiver of the right to enforce such provision or any other provision on any subsequent occasion.

16.  AMENDMENTS

     This Agreement may not be amended, nor shall any waiver, change, modification, consent or discharge be effected, except by an instrument in writing executed by or on behalf of the party against whom enforcement of any such amendment, waiver, change, modification, consent or discharge is sought.

17.  SEVERABILITY

     (a) If any provision of this Agreement shall be held or deemed to be invalid, inoperative or unenforceable as written, it shall be construed, to the greatest extent possible, in a manner which shall render it valid and enforceable and any limitation on the scope or duration of any such provision necessary to make it valid and enforceable shall be deemed to be part thereof.

     (b) If any provision of this Agreement shall be held or deemed to be invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict or any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such

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invalid, inoperative or unenforceable provision had never been contained herein, and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

18.  GOVERNING LAW

     This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to rules governing conflict of laws.

19.  COURTS

     Any action to enforce any of the provisions of this Agreement may be brought in the courts of the State of New York. The parties hereby consent to the jurisdiction of the courts of the State of New York.

20.  NOTICES

     Any notice or other communication required or permitted by this Agreement shall be in writing and personally delivered or mailed by certified mail, return receipt requested, addressed to the parties at their addresses set forth above, or to such other addresses as one party may specify to the other party, from time to time, in writing. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

21.  COUNTERPARTS

     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date And year first above written.

                                          ONCOGENE SCIENCE, INC.

                                          By:         /s/  EDWIN GEE
                                              ------------------------------

                                                /s/  GARY E. FRASHIER
                                              ------------------------------
                                                     Gary E. Frashier

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